                                                                   Exhibit 10.20

                          SECOND AMENDMENT AND WAIVER
                                       TO
                            SECURED CREDIT AGREEMENT


     THIS SECOND AMENDMENT AND WAIVER dated as of November 16, 1999 (this "Amendment") is entered into by and among Pen-Tab Industries, Inc., a Delaware
----------
corporation (the "Company"), Pen-Tab Holdings, Inc., a Virginia corporation (the
                  -------
"Parent"), the several financial institutions from time to time party to the
 ------
Credit Agreement referred to below (the "Lenders") and Bank of America, N.A.
                                         -------
(formerly known as Bank of America National Trust and Savings Association) as letter of credit issuer and as agent for the Lenders (the "Agent").
                                                           -----

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company, the Parent, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of August 20, 1998 (herein called the "Credit Agreement"); and
     ----------------

     WHEREAS, subject to the terms and conditions set forth herein the Lenders are willing to waive non-compliance by the Company with certain provisions of the Credit Agreement and to amend certain provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Parent, the Lenders and the Agent hereby agree as follows:

     SECTION 1.    WAIVER.  In reliance on the warranties of the Company and the
                   ------
Parent set forth in Section 3 below, the Lenders and the Agent hereby waive the
                    ---------
Company's compliance with the provisions of Section 8A.1 of the Credit Agreement
                                            ------------
for the Company's fiscal quarter ended September 30, 1999.

     SECTION 2.    AMENDMENTS
                   ----------
     In reliance on the warranties of the Company and the Parent set forth in
Section 3 below, as of the date hereof the Credit Agreement shall be hereby
---------
amended as follows:

     (a) The title page and the preamble to the Credit Agreement are hereby amended by deleting each reference therein to "Bank of America National Trust and Savings Association" and in its place substituting "Bank of America, N.A.".

     (b)   The definition of "BofA" set forth in Section 1.1 of the Credit
                                                 -----------
Agreement is hereby amended to read in its entirety as follows:

          " "BofA" means Bank of America, N.A. "
             ----

     (c)   The definition of "Applicable Margin" set forth in Section 1.1 of the
                                                              -----------
Credit

Agreement is hereby amended to read in its entirety as follows:

          " "Applicable Margin" with respect to any Offshore Rate Loan, Base
             -----------------
     Rate Loan or the Commitment Fee, means a margin based on the Fixed Charge Coverage Ratio, as follows:

    Fixed Charge            Offshore Rate              Base Rate            Commitment Fee
 Coverage Ratio           Applicable Margin        Applicable Margin       Applicable Margin
-----------------------------------------------------------------------------------------------
Less than or equal              2.625%                    1.50%                    0.60%
 to 1.75:1
-----------------------------------------------------------------------------------------------
Greater than 1.75:1             2.00%                     1.00%                    0.50%
 and less than 2.5:1
-----------------------------------------------------------------------------------------------
Greater than or                 1.75%                     0.75%                    0.40%
 equal to 2.5:1
-----------------------------------------------------------------------------------------------

     ; provided, that at all times during a Net Worth Shortfall Period, the
       --------
     foregoing Offshore Rate Applicable Margin and Base Rate Applicable Margin shall be increased by .25%;

          The Applicable Margin shall be adjusted on the fifteenth day following receipt by the Agent of the certificate pursuant to Section 7.1(a) or (b),
                                                         --------------    ---
     based on the Fixed Charge Coverage Ratio as of the last day of the fiscal period most recently ended; it being understood, that if the Company fails
                                 -------------------
     to timely deliver the certificate in accordance with Section 7.1(a) or (b),
                                                          --------------    ---
     then, until receipt of such certificate by the Agent, the Applicable Margin shall be 2.625% with respect to Offshore Rate Loans, 1.50% with respect to Base Rate Loans and 0.60% with respect to the Commitment Fee. "

     (d)   Section 7.13 of the Credit Agreement is hereby amended to read in its
           ------------
entirety as follows:

    " 7.13  Annual Clean-Up.  The Company shall (a) for a period of not less
            ---------------
than thirty (30) consecutive days occurring between September 30 and November 15 of each fiscal year other than the 1999 fiscal year, reduce the aggregate outstanding principal amount of Revolving Loans plus accrued interest thereon to $25,000,000 or less, and (b) for a period of not less thirty (30) consecutive days occurring between September 30, 1999 and January 15, 2000, reduce the aggregate outstanding principal amount of Revolving Loans plus accrued interest thereon to $25,000,000 or less. "

     SECTION 3.    WARRANTIES.
                   ----------
     To induce the Lenders and the Agent to enter into this Amendment, each of the Company and the Parent warrant to the Lenders and the Agent as of the date hereof that:

     (a)   No Default or Event of Default exists; and

     (b)   The representations and warranties of the Borrowers contained in
Article VI of the Credit Agreement are true and correct with the same effect as
----------
though made on the date hereof, except to the extent such representation and warranty expressly speaks to an earlier date.

     SECTION 4.    GENERAL.
                   -------

     (a) Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

     (b) As hereby amended or modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     (c) After the date hereof, all references in the Credit Agreement and the Loan Documents to "Credit Agreement," "Agreement," "hereof" or the like shall refer to the Credit Agreement as hereby amended or modified.

     (d) The Company acknowledges its payment and reimbursement obligations arising pursuant to Section 11.4 of the Credit Agreement with respect to
                    ------------
reasonable Attorney Costs incurred by BofA in connection with the preparation of this Amendment.

     (e) This Amendment shall be binding upon the Company, the Parent, the Lenders and the Agent and shall inure to the benefit of the Company, the Parent, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

     (f) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                 *  *  *  *  *

     Delivered at Chicago, Illinois, as of the date and year first above written.

                              PEN-TAB INDUSTRIES, INC.



                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------

                              PEN-TAB HOLDINGS, INC.




                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------

                              BANK OF AMERICA, N.A., as Agent



                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------

                              BANK OF AMERICA, N.A., as Lender



                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------

                              COMERICA BANK, as Lender




                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------


                              BAY VIEW FINANCIAL CORPORATION, as Lender




                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------


                              UNION BANK OF CALIFORNIA, N.A., as Lender




                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------

                              BAY VIEW BANK, as Lender




                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------



                              LASALLE BANK, NATIONAL ASSOCIATION, as Lender



                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------

     The undersigned hereby acknowledges the foregoing amendments and reaffirms its duties and obligations arising under the Loan Documents to which it is a party.

                              STUART HALL COMPANY, INC.




                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------